Exhibit 99.2

1 1 Dole Food Company, Inc. Earnings Call and Webcast Fiscal Year 2010 March 14, 2011

2 2 Beth PotilloTreasurer

3 3 Forward Looking Statements Some of the information presented contains forward-looking statements that involve a number of risks and uncertainties. Forward looking statements, which are based on management's assumptions and describe the company's future plans, strategies and expectations, are generally identifiable by the use of terms such as "anticipate," "will," "expect," "believe," "shall," or similar expressions. The potential risks and uncertainties that could cause the company's actual results to differ materially from those expressed or implied herein include weather-related phenomena; market responses to industry volume pressures; product and raw materials supplies and pricing; electrical power supply and pricing; changes in interest and currency exchange rates; economic crises; quotas, tariffs and other governmental actions; and international conflict.

4 Non-GAAP Financial Measures EBIT, Adjusted EBITDA and Comparable income (loss) from continuing operations (total and per share) are measures commonly used by financial analysts in evaluating the performance of companies. EBIT is calculated by subtracting income from discontinued operations, net of incomes taxes, from net income (loss), by subtracting the gain on disposal of discontinued operations, net of income taxes, by adding interest expense and by adding income tax expenses to net income. Adjusted EBITDA is calculated from EBIT by adding depreciation and amortization from continuing operations, adding the net unrealized loss or subtracting the net unrealized gain on certain derivative instruments (foreign currency and bunker fuel hedges and the cross currency swap), adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, and by subtracting gains on asset sales. Comparable income (loss) from continuing operations is calculated from income from continuing operations by adding the net unrealized loss or subtracting the net unrealized gain on certain derivative instruments (foreign currency and bunker fuel hedges and the cross currency swap), net of income taxes, adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, net of income taxes, adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, net of income taxes, and subtracting gains on asset sales, net of income taxes. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash and cash equivalents. EBIT, Adjusted EBITDA and Comparable income (loss) from continuing operations (total and per share) are not calculated or presented in accordance with U.S. GAAP and they are not a substitute for net income attributable to Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT, Adjusted EBITDA and Comparable income (loss) from continuing operations (total and per share) as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included EBIT, Adjusted EBITDA and Comparable income (loss) from continuing operations (total and per share) herein because management believes that they are useful performance measures for Dole. In addition, EBIT, Adjusted EBITDA and Comparable income (loss) from continuing operations (total and per share) are presented because management believes that these measures are frequently used by securities analysts, investors and others in the evaluation of Dole.

5 5 David A. DeLorenzoChief Executive Officer

Q4 Results

($ millions)

Adjusted EBITDA for the quarter was $21 million ($29 million excluding charges for restructuring and long-term receivables)



$21
$68
$100
$80
$60
$40
$20
$0
-$20
33
12
-11
35
5
42
2010
2009
Packaged foods
Fresh vegetables
Fresh fruit

- **Fresh fruit**
  - Higher fruit costs in North America and Europe due to extremely poor weather conditions
  - Lower prices in Asia due to market disruptions in the Middle East
- **Vegetables improved $7 million**
  - Improved results in packaged salads, offset by lower pricing for iceberg and romaine
- **Packaged foods comparable**
  - Improved results in frozen fruit, offset by increased product costs in packaged fruit

Note: Graph does not include Corporate

6

Dole Fresh Fruit

- Asia
  - Pricing has started to improve in 2011, from disruptive market conditions experienced during the 3rd and 4th Quarters of 2010 when product backed up throughout the region with the temporary closure of Iran
  - Typhoon and flooding in Australia have impacted local market
  - Earthquake/tsunami in Japan
- Latin America
  - Severe weather conditions throughout Latin America have reduced industry supply
    - Tight supply has continued through first quarter of 2011
- North America
  - Continued strong performance with #1 market share
  - Force Majeure of $1.43/box implemented in late January
- Europe
  - Restructuring on track
    - Reduces 2011 volumes, eliminates lowest price and margin customers and markets, reconfigures shipping fleet and streamlines operations
  - Annual cost savings estimated at $37 million
  - Recent European prices are the highest in the last 5 years


Dole

7

Fresh Vegetables

- Finished 2010 with highest EBITDA ($51 million) since 2004 peak
  - Retail packaged salads volume up 4% vs. prior year and gross margin improved by 4.0 points
  - Fresh packed vegetables performance similar to 2009, with berry profits recovering, and lettuce prices at more normal levels after record Q4 2009
- Dole investments in marketing, merchandising, infrastructure and process improvements are yielding substantial results
  - Increased volumes
  - Higher pricing
  - Favorable product mix
  - Lower costs


Dole
TENDER
GARDEN

= Higher Margins & Improved Profitability

8

Record Adjusted EBITDA of $127 million in 2010Continued dominant market shares in U.S.In addition to FRUIT BOWLS, we plan to introduce new innovative snack and frozen fruit items Dole Packaged Foods *Source: IRI Syndicated Data Total US for 52 weeks ended January 2, 2011 and January 3, 2010 Product 2010* 2009* Canned pineapple 58% (#1) 58% (#1) Canned pineapple juice 58% (#1) 55% (#1) Fruit Bowls 46% (#1) 48% (#1) Plastic jars 61% (#1) 66% (#1) 9 Successful launch of Fruit Bowls in 100% JuiceAll natural fruit in 100% juiceNo added sugars or sweeteners$10 million media campaign began in DecemberCoupled with NYSE opening bell ceremony and multiple media outreach in January

10 Summary While 2010 was a challenging year, the strong performance of Fresh Vegetables and Packaged Foods underscores the advantage of our diverse business portfolioWe will continue to improve our balance sheet, driving down interest expense, thereby improving net income

11 11 Joseph S. TesorieroChief Financial Officer

Segment Revenues

($ millions)

Full Year



$6,892
$6,778
$7,500
$6,000
$4,500
$3,000
$1,500
$0
1,121
1,055
4,716
1,042
1,025
4,711
2010
2009

4th Quarter



$1,557
$1,530
$1,800
$1,500
$1,200
$900
$600
$300
$0
285
230
1,042
256
235
1,039
2010
2009
Packaged foods
Fresh vegetables
Fresh fruit

- **Fresh fruit**
  - Excluding box plants, revenues were up $114.5 million
  - Better volumes and prices in Europe R&D offset by loss of box plant sales and lower volumes in NA and Europe bananas
- **Vegetables**
  - Packaged salads had higher volumes and better mix
- **Packaged foods**
  - Higher volumes and improved pricing
  - Increased revenues in secondary and emerging markets in Europe and Asia

12

Segment Adjusted EBITDA

($ millions)


Full Year
4th Quarter
$320
$417
$500
$400
$300
$200
$100
$0
127
51
185
126
20
323
2010
2009
$21
$68
$100
$80
$60
$40
$20
$0
-$20
33
12
-11
35
5
42
2010
2009

- **Fresh fruit**
  - Lower local banana pricing in Europe and Asia; higher costs in Europe and North America
  - Includes $27 million container arbitration settlement and $33 million of restructuring costs and charges for long-term receivables
- **Vegetables**
  - Packaged salads benefitted from improved pricing, lower raw material costs, production efficiencies and favorable product mix
  - Fresh-packed vegetables performance was similar to 2009
- **Packaged foods**
  - Improved results in frozen fruit, offset by weaker results in Asia

Packaged foods
Fresh vegetables
Fresh fruit

Note: Graph does not include Corporate

13

14 Capital Structure Reduced Net debt by $55 million during the yearInterest expense $42 million lower than 2009No borrowings under our revolverNon-core asset sales for the year totaled $46 million

15 15 Q&A

16 16 Appendix

17 Adjusted EBITDA ($ millions)

18 Adjusted Q4 EBITDA by Segment ($ millions)

19 Adjusted Year Ended EBITDA by Segment ($ millions)

20 Q4 and Year Ended Statement of Operations ($ thousands)

21 Non-GAAP Financial Measures ($ thousands)